CREDIT SUISSE TRUST
Commodity Return Strategy Portfolio
(the “portfolio”)

Supplement dated January 10, 2023
to the Prospectus and Summary Prospectus, each dated May 1, 2022

Effective immediately, Scott Ikuss will join Christopher Burton as a portfolio manager of the portfolio. Accordingly, the portfolio’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Portfolio Summary — Management — Portfolio manager” and the section of the Summary Prospectus entitled “Management — Portfolio manager” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. Christopher Burton, Senior Portfolio Manager and Managing Director, and Scott Ikuss, Portfolio Manager and Vice President, are the portfolio managers of the team and have been managing the portfolio since  2006 and 2023, respectively.

Effective immediately, the section of the Prospectus entitled “Meet the Managers” is deleted in its entirety and replaced with the following:

The Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”) is responsible for the day-to-day management of the portfolio.  Christopher Burton and Scott Ikuss are the portfolio managers of the team sharing in the day-to-day responsibilities of portfolio management including commodities exposure, portfolio construction and risk management of the portfolio.

Christopher Burton, Managing Director, is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

Scott Ikuss, Vice President, is a Portfolio Manager and trader specializing in derivatives.  He has been a member of the Commodities Team since 2023.  Previously, he served as a Portfolio Manager — Global Commodities & Natural Resources Equities at DWS Group from May 2016 to December 2022.  Mr. Ikuss earned a B.A. in Economics from Rutgers University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the portfolio.

Job titles indicate position with the investment manager.

Shareholders should retain this supplement for future reference.

January 10, 2023	16-0123 TRCRS-PRO TRCRS-SUMPRO 2023-002